EXHIBIT 10.4
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT
BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY
TREATS AS PRIVATE AND CONFIDENTIAL. OMISSIONS ARE MARKED ***

AMENDMENT NO. 4 to the AMENDED AND RESTATED
DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This Amendment No. 4 to the Amended and Restated Development and Commercialization Agreement (“Amendment”) is dated as of the 27th day of June, 2024 (“Effective Date”), by and between Insulet Corporation (“Insulet”) and Abbott Diabetes Care Inc. (“ADC”).

WHEREAS, Insulet and ADC are parties to that certain Amended and Restated Development and Commercialization Agreement dated as of September 13, 2021, as amended (the “Agreement”); and

WHEREAS, Insulet and ADC wish to amend the Agreement as set forth herein, effective as of the Effective Date.

NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.
a.The following terms shall be added to Article I Definitions:
i.“Insulet Country Distributor” means any Third Party that *** in a country.
ii.“ADC Country Distributor” means any Third Party that *** in a country.

2.Launch Countries. Section 7.4 (Launch Countries) is hereby deleted in its entirety and replaced with the following:

7.4 Launch Countries. The AID System shall only be launched and commercialized in the Launch Countries ***.

3.Distributor Markets. Section 7.5 (Distributor Markets) is hereby deleted in its entirety and replaced with the following:

7.5 Distributor Markets

(a)Insulet Covenants. Insulet shall, to the extent permitted under Applicable Law:
(i)Commencing at least *** prior to the First Commercial Sale in a Launch Country, or as otherwise agreed to in writing between the Parties, ***.
(ii)Provide at least ***.

(b)Distributor Markets with ***. For Launch Countries that are Distributor Markets in which the ***, Insulet and ADC agree that Insulet will require by written agreement that, at a minimum, commencing at least *** prior to the First Commercial Sale in a Launch Country (to the extent permitted under Applicable Law), ***, take the following measures to ***:

(i)***;
(ii)***;
(iii)***;
(iv)***;
(v)***.
(vi)***.

(c)Distributor Markets ***. For Launch Countries that are Distributor Markets in which ***, then Insulet will require by written agreement that, at a minimum, commencing at least *** prior to the First Commercial Sale in a Launch Country (to the extent permitted under Applicable Law), ***:
(i) ***; and
(ii)***.

(d)Distributor Markets ***. For Launch Countries that are Distributor Markets in which ***, then Insulet and ADC agree that ADC will require by written agreement that, at a minimum, ***:

(i)***;
(ii)***;
(iii)***;
(iv)***;
(v)***.
(vi)***.

(e)Distributor Markets ***. For Launch Countries that are Distributor Markets in which ***, then ADC will require by written agreement that, ***:
(a)***; and
(b)***.

4.Tenders & Product Bundles. The following is hereby added in Section 7:

7.12    Tenders. If Insulet or an Insulet Country Distributor intends to submit a tender bid that includes any ADC CGM System ***. *** .

7.13     Product Bundle Reimbursement. In Launch Countries that consider the CGM System and the Insulin Delivery System as one combined product for reimbursement purposes and not two products that are reimbursed separately (“Bundled Product”), Insulet and ADC agree that:
(a)***;
(b)***;
(c)***:
i.***;
ii.***.
7.14 Forecasts.
(a)    Insulet Forecast to JSC. ***, Insulet shall deliver to the JSC, *** *** for ***, *** ***:

***	***	***	***
***	***	*** ***	*** ***

ADC acknowledges and agrees to provide an ***, ***, ***, *** ***) *** , ***as presented in the chart below:

***	***	***	***	***
***	***	*** ***	*** ***	*** ***

*** *** ***, and to discuss whether *** (***). ***.

(b)    ADC Forecast. ***, ***, ADC shall deliver to the JSC, *** *** ***

***	***	***		***	***
***	***	***	***	***	***
***
***	***	***	***	***	***
***	***	***	***	***	***
Total	***	***	***	***	***

*** *** ***

5.Promotional Communications. The following is hereby added to Section 7.9 Promotional Communications:

(c)During the Term, where the Launch Country is a Distributor market, Insulet and ADC agree that *** by written agreement, to agree with the following:
a.***.
b.***.

(a)During the Term, where the Launch Country is a Distributor market, ADC and Insulet agree that *** by written agreement to agree with the following:
a.***.
b.***.

6.Termination ***. Section 11.6(a) is hereby deleted and replaced with the following:

If (i) Insulet or Insulet Country Distributor ***, either directly or indirectly through, or in collaboration with, ***, (A) is *** or (B) has ***, or (ii) Insulet or Insulet Country Distributor ***, (A) is *** (B) has ***, or (iii) Insulet or Insulet Country Distributor, either directly or indirectly through, or in collaboration with ***, (A) *** or (B) ***, ADC may either fully or partially terminate this Agreement (in its entirety or with respect to one or more Launch

Countries) *** notice to Insulet, which notice must be provided no earlier than ***, and no later than *** thereafter.

7.Term, Termination and Certain Breaches.

a.Section 11.2 (Termination for Material Breach) is hereby deleted in its entirety and replaced with the following:

11.2 Termination for Material breach
(a) Either Party may terminate this Agreement in the event of a material breach; provided, however,) *** . ***. *** , the non-breaching Party may not terminate this Agreement under this Section unless and until the earlier of (a) the dispute ***, or, (b) ***. During the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.
(b)    Notwithstanding the foregoing, if a material breach of this Agreement is with respect to the terms of ***.
(c)      If Insulet or an Insulet Country Distributor is in ***:
(i)At ADC’s request, whether or not a Launch Country dispenses reimbursement based on a contract award from a tender authority, Insulet will ***. Without limiting the foregoing, ***;

i.If such Insulet Country Distributor is not participating in any tender contracts covering the Insulin Delivery System or AID System, at ADC’s request, Insulet shall ***;

ii.If the breach is due to a ***; and
iii.In the case such breach is related to the:
a.***;
b.***; or
c.***

in violation of ***, then ***; provided that the foregoing requirement will not apply in the event ***.

(d)     If ADC or an ADC Country Distributor is in ***:
(i)At Insulet’s request, whether or not a Launch Country dispenses reimbursement based on a contract award from a tender authority, ADC ***. Without limiting the foregoing, ***;
(ii)If such ADC Country Distributor is not participating in any tender contracts covering the CGM System or AID System, ADC at Insulet’s request, shall ***;

(iii)If the breach is due to ***; and
(iv)In the case such breach is related to the:
a.***;
b.***; or
c.***

in violation of ***, ***; provided that the foregoing requirement will not apply in the event ***.

b.Termination for Failure to Launch AID System. Section 11.4 is hereby deleted in its entirety and replaced as follows:

11.4 Termination for Failure to Launch AID System. If the First Commercial Sale of an AID System has not occurred *** either Party may *** ***.
8.***. The following Section 14.20 is hereby added to Section 14:
14.20 ***.
(a)***.
(b)***.
(c)***.
(d)***.
(e)***.
(f)***.
9.No Other Amendments. Except as modified herein, all other terms of the Agreement shall remain in full force and effect.

10.Conflicts. In the event of a conflict between the Agreement and this Amendment, this Amendment shall govern.

11.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

{signature page follows}

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of Insulet and ADC on the date first set forth above.

ABBOTT DIABETES CARE INC.

By: /s/ Jared Watkin
Name: Jared Watkin
Title: EVP Diabetes Care
Date: 6/27/2024
INSULET CORPORATION
By: /s/ Adam Cate
Name: Adam Cate
Title: GVP, Omnipod 5 Franchise Head
Date: 6/26/2024